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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)        February 8, 2001
                                                       ------------------------

                        VOICESTREAM WIRELESS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-29667               91-1983600
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   (State or Other Jurisdiction       (Commission           (IRS Employer
        of Incorporation)             File Number)        Identification No.)

     12920 SE 38th Street, Bellevue, Washington                     98006
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      (Address of Principal Executive Offices)                    (Zip Code)


   Registrant's telephone number, including area code        (425) 378-4000
                                                       -------------------------

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

        On February 8, 2001, VoiceStream Wireless Corporation (the "Company"), Deutsche Telekom AG ("DT") and Bega, Inc. amended and restated the Agreement and Plan of Merger, dated as of July 23, 2000, as previously amended and restated on September 28, 2000 (as so amended and restated on February 8, 2001, the "Merger Agreement"), for the purpose of (i) setting May 31, 2001 as the earliest date on which the Merger (as such term is defined in the Merger Agreement) may be completed, (ii) permitting the Company to pay prior to the completion of the Merger a stock dividend to its stockholders of 0.0075 of a share of common stock of the Company, par value $0.001 per share (the "Common Shares"), for each Common Share outstanding, (iii) agreeing that if all the conditions to the completion of the Merger are satisfied or waived as of a date that is earlier than May 31, 2001, including the condition that no material adverse effect on the Company shall have occurred, then after that earlier date DT will no longer have the ability to terminate the Merger Agreement because of any material adverse effect on or a material inaccuracy in a representation or warranty of the Company and (iv) making other technical changes.

        On February 8, 2001, the Company, Powertel, Inc. ("Powertel") and VoiceStream Subsidiary V Corporation amended and restated the Agreement and Plan of Merger, dated as of August 26, 2000 (as so amended and restated, the "Powertel Merger Agreement"), for the purpose of (i) permitting the Company to pay at any time prior to both completion of the VoiceStream/Powertel merger and termination of the Merger Agreement, a stock dividend to its stockholders of
0.0075 of a Common Share for each Common Share outstanding; (ii) permitting Powertel to pay at any time prior to both completion of the VoiceStream/Powertel merger and termination of the Merger Agreement a stock dividend to its stockholders of 0.0075 of a share of common stock of Powertel, par value $0.01 per share (the "Powertel Common Shares"), for each Powertel Common Share outstanding; (iii) providing for an adjustment in the calculation of the conversion number if the Company and/or Powertel declares and pays the 0.0075 stock dividend so that the aggregate consideration received by Powertel stockholders in the VoiceStream/Powertel merger following such stock dividend will be equivalent to the aggregate consideration Powertel stockholders would have received if the stock dividend had not been paid; and (iv) making other technical changes.

        The Merger Agreement, as amended and restated as of February 8, 2001, and the Powertel Merger Agreement, as amended and restated as of February 8, 2001, are filed as Exhibits 2.1 and 2.2. hereto, respectively, and are incorporated herein by reference. The preceding summary of certain provisions of the Merger Agreement and the Powertel Merger Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of such agreements.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

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        (c)    Exhibits.

        Exhibit Number       Description
        --------------       -----------

        2.1 Agreement and Plan of Merger, dated as of July 23, 2000, as amended and restated as of February 8, 2001, among Deutsche Telekom AG, VoiceStream Wireless Corporation and Bega, Inc., a Delaware corporation formed by Deutsche Telekom AG, incorporated by reference herein from Exhibit 2.1 to Amendment No. 2 to VoiceStream Wireless Corporation's registration statement on Form S-4, filed with the Securities and Exchange Commission on February 9, 2001 (Registration No. 333-47306). Schedules or similar attachments to this Exhibit have not been filed; upon request, VoiceStream Wireless Corporation will furnish supplementally to the Commission a copy of any omitted schedule.

        2.2 Agreement and Plan of Merger, dated as of August 26, 2000, as amended and restated as of February 8, 2001, among VoiceStream Wireless Corporation, Powertel, Inc., and Bega II, Inc., a Delaware corporation formed by Deutsche Telekom AG, incorporated by reference herein from Exhibit 2.3 to Amendment No. 2 to VoiceStream Wireless Corporation's registration statement on Form S-4, filed with the Securities and Exchange Commission on February 9, 2001 (Registration No. 333-47306). Schedules or similar attachments to this Exhibit have not been filed; upon request, VoiceStream Wireless Corporation will furnish supplementally to the Commission a copy of any omitted schedule.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VOICESTREAM WIRELESS CORPORATION
                                           -------------------------------------
                                                      (Registrant)

Date     February 14, 2001              By        /s/  Alan R. Bender
     --------------------------            -------------------------------------
                                                      (Signature)
                                        Alan R. Bender, Executive Vice President

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        (c)    Exhibits.

        Exhibit Number       Description
        --------------       -----------

        2.1 Agreement and Plan of Merger, dated as of July 23, 2000, as amended and restated as of February 8, 2001, among Deutsche Telekom AG, VoiceStream Wireless Corporation and Bega, Inc., a Delaware corporation formed by Deutsche Telekom AG, incorporated by reference herein from Exhibit 2.1 to Amendment No. 2 to VoiceStream Wireless Corporation's registration statement on Form S-4, filed with the Securities and Exchange Commission on February 9, 2001 (Registration No. 333-47306). Schedules or similar attachments to this Exhibit have not been filed; upon request, VoiceStream Wireless Corporation will furnish supplementally to the Commission a copy of any omitted schedule.

        2.2 Agreement and Plan of Merger, dated as of August 26, 2000, as amended and restated as of February 8, 2001, among VoiceStream Wireless Corporation, Powertel, Inc., and Bega II, Inc., a Delaware corporation formed by Deutsche Telekom AG, incorporated by reference herein from Exhibit 2.3 to Amendment No. 2 to VoiceStream Wireless Corporation's registration statement on Form S-4, filed with the Securities and Exchange Commission on February 9, 2001 (Registration No. 333-47306). Schedules or similar attachments to this Exhibit have not been filed; upon request, VoiceStream Wireless Corporation will furnish supplementally to the Commission a copy of any omitted schedule.